SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange At of 1934


Date of Report (Date of earliest event reported): March 14, 2002

                             SoftQuad Software, Ltd.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)

 Delaware                           0-26327                    65-0877744
 --------                           -------                    ----------
 (State or other jurisdiction       (Commission File           (IRS Employer
 of Incorporation)                  Number)                    Identification
                                                               Number)


      161 Eglinton Avenue East, Suite 400, Toronto, Ontario, Canada M4P 1J5
      ---------------------------------------------------------------------
                    (Address of principal executive offices)

   Registrant's telephone number, including area code:           (416) 544-9000



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ITEM 5.  OTHER EVENTS

         On February 14, 2002, SoftQuad Software, Ltd. ("SoftQuad") and Corel Corporation ("Corel") issued a joint press release announcing that the stockholders of SoftQuad had approved the merger between SoftQuad and Calgary II Acquisition Corp., a subsidiary of Corel, at the Special Meeting of SoftQuad stockholders held on that date.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits.

99.1     Press Release dated March 14, 2002.






                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


SOFTQUAD SOFTWARE, LTD.
(the Registrant)

By:      /s/ David R. Lewis
         -----------------------------------
         David R. Lewis
         Chief Financial Officer


Dated: March 14, 2002


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Exhibit Index


Exhibit Number             Description
--------------             -----------------------------------------------------
       99.1                Press Release dated March 14, 2002.